Supplement to the February 28, 2009
Schwab International Core Equity Fund Prospectus
The information provided in this supplement is as of April 8, 2009.
This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
The second sentence of the third paragraph of the fund’s “Strategy” section is hereby deleted and replaced with the following:
This research ranks stocks of publicly traded companies located in the countries in the MSCI EAFE Index plus publicly traded stocks of companies located in certain additional countries not included in the Index.

The following paragraph is hereby added immediately after the ninth paragraph of the fund’s “Strategy” section:
The fund may also use additional research as a component of its overall stock selection process. This research may incorporate the analysis of factors including, but not limited to, valuation, balance sheet strength, future earnings power and trading activity to identify companies expected to outperform the broader equity market.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
©2009 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC REG47095 (04/09)

Supplement to the February 28, 2009
Schwab Active Equity Funds Prospectus
The information provided in this supplement is as of April 8, 2009.
This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The last sentence of the first paragraph of the Schwab Health Care Fund’s “Strategy” section is hereby deleted and replaced with the following:
The fund primarily invests in U.S. companies, but may invest up to 25% of its net assets in the stocks of publicly traded companies located in countries other than the United States. The fund’s international investments will primarily be in stocks issued by companies located in developed countries, however it may also invest in stocks issued by companies located in emerging markets. The fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The fund considers any country that is not a developed country to be an emerging market country. The fund generally does not intend to hedge its exposure to foreign currencies. The fund may invest in companies of all sizes.
The first sentence of the second paragraph of the Schwab Health Care Fund’s “Strategy” section is hereby deleted and replaced with the following:
The fund uses Schwab Equity Ratings to aid its U.S. stock selection.
The following paragraph is inserted as the new eighth paragraph under the Schwab Health Care Fund’s “Strategy” section:
To aid its international stock selection, the fund uses Charles Schwab & Co., Inc.’s proprietary international stock research. This research ranks stocks of publicly traded companies located in the countries in the MSCI EAFE Index plus stocks of publicly traded companies located in additional countries not included in the MSCI EAFE Index. The stocks are ranked based on investment criteria from four broad categories: fundamentals, valuation, momentum and risk, which Schwab believes to be indicative of stocks’ performance potential.
The following paragraphs are hereby added to the “Principal risks” section of the Schwab Health Care Fund:
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. In such event, the dollar value of an investment in the fund would be adversely affected.
Emerging Market Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
©2009 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC REG46957 (04/09)